                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                         NATIONAL EDUCATION CORPORATION
                                       TO
                          NICK ACQUISITION CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF

                             HARCOURT GENERAL, INC.

     As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedures for book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

             By Mail:             By Facsimile Transmission:  By Hand or By Overnight Courier:
IBJ Schroder Bank & Trust Company       (212) 858-2611       IBJ Schroder Bank & Trust Company
           P.O. Box 84                                                One State Street
      Bowling Green Station               To Confirm              New York, New York 10004
                                    Facsimile Transmissions
  New York, New York 10274-0084              Call:              Attn: Securities Processing
 Attn: Reorganization Operations                                   Window, Subcellar One,
            Department                  (212) 858-2103                     (SC-1)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Nick Acquisition Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 21, 1997 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, par value $.01 per share (the "Shares"), of National Education Corporation, a Delaware corporation, indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Signature(s)
             -----------------------------------------

Name(s) of Record Holders

------------------------------------------------------
                 PLEASE TYPE OR PRINT

Number of Shares

Certificate Nos. (If Available)

------------------------------------------------------


------------------------------------------------------

Dated                                           , 1997
     -------------------------------------------

Address(es)-------------------------------------------


------------------------------------------------------
                                              ZIP CODE

Area Code and Tel. No(s) -----------------------------

Check one box (if Shares will
be tendered by book-entry transfer)

[ ] The Depository Trust Company

[ ] Philadelphia Depository Trust Company

Account Number ---------------------------------------

------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Security Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in Section 2 of the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange, Inc. trading days after the date hereof.

------------------------------------------------------
               NAME OF FIRM

------------------------------------------------------
                  ADDRESS

------------------------------------------------------
                                              ZIP CODE

AREA CODE AND TEL. NO. -------------------------------


------------------------------------------------------
                   AUTHORIZED SIGNATURE

Name
    --------------------------------------------------
                   PLEASE TYPE OR PRINT

Title ------------------------------------------------

Dated                                           , 1997
      ------------------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.
      CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.